STATEMENT OF ADDITIONAL INFORMATION

                                 [company logo]
                                    American
                                  Century(sm)

                               SEPTEMBER 3, 1996
                            REVISED JANUARY 1, 1997

                                    AMERICAN
                                    CENTURY
                                     GROUP

                       Strategic Allocation: Conservative
                         Strategic Allocation: Moderate
                        Strategic Allocation: Aggressive

                                 [front cover]


                      STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 3, 1996
                            REVISED JANUARY 1, 1997

               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

This Statement is not a prospectus but should be read in conjunction with the current Prospectus of American Century Strategic Asset Allocations, Inc., dated September 3, 1996, revised January 1, 1997. Please retain this document for future reference. To obtain the Prospectus, call American Century toll-free at 1-800-345-2021 (international calls: 816-531-557), or write P.O.
Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

Investment Objectives of the Funds ..........................2
Investment Restrictions .....................................2
Forward Currency Exchange Contracts .........................3
Futures Contracts ...........................................4
An Explanation of Fixed Income Securities Ratings ...........5
Investing in Emerging Markets ...............................7
Short Sales .................................................7
Portfolio Turnover ..........................................7
Officers and Directors ......................................8
Management .................................................10
Custodians .................................................11
Independent Auditors .......................................11
Capital Stock ..............................................11
Multiple Class Structure ...................................11
Taxes ......................................................13
Brokerage ..................................................14
Performance Advertising ....................................14
Redemptions in Kind ........................................15
Holidays ...................................................16
Financial Statements .......................................16

Statement of Additional Information                                            1


INVESTMENT OBJECTIVES OF THE FUNDS

     The investment objective of each series of shares of American Century Strategic Asset Allocations, Inc. is described on page 2 of the Prospectus. In seeking to achieve its objective, a fund must conform to certain policies, some of which are designated in the Prospectus or in this Statement of Additional Information as "fundamental" and cannot be changed without shareholder approval. The following paragraph is also a statement of fundamental policy with respect to selection of investments.

     In general, within the restrictions outlined herein, each series has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It is our policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below.

INVESTMENT RESTRICTIONS

     Additional fundamental policies that may be changed only with shareholder approval provide that each series of shares:

(1) Shall not, with regard to 75% of its portfolio, purchase the security of any one issuer if such purchase would cause more than 5% of the fund's assets at market to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in a fund's portfolio.

(2) Shall not invest for control or for management or concentrate its investment in a particular company or a particular industry. No more than 25% of the assets of a fund, exclusive of cash and U.S. government securities, will be invested in securities of any one industry.

(3) Shall not buy securities on margin nor sell short (unless it owns or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold without additional cost); however, a fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted by its fundamental policies.

(4)  Shall not issue any senior security.

(5)  Shall not underwrite any securities.

(6)  Shall not invest more than 15% of its assets in illiquid investments.

(7) Shall not lend its portfolio securities except to unaffiliated persons and subject to the rules and regulations adopted under the Investment Company Act. No such rules and regulations have been issued, but it is American Century's policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned or by irrevocable letters of credit. During the existence of the loan, a fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. To comply with the regulations of certain state securities administrators, such loans may not exceed one-third of the fund's net assets valued at market.

(8) Shall not borrow any money, except in an amount not in excess of 5% of the total assets of the fund and then only for emergency and extraordinary purposes. Note: This investment restriction does not prohibit escrow and collateral arrangements in connection with investment in futures contracts and related options by a fund.

(9) Shall not purchase or sell real estate, except that a fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

     The Investment Company Act imposes certain additional restrictions upon acquisition by the fund of securities issued by insurance companies, brokers, dealers, underwriters or investment advisors, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership.

2                                                   American Century Investments


     The Investment Company Act also provides that the funds may not invest more than 25% of their assets in the securities of issuers engaged in a single industry. In determining industry groups for purposes of this standard, the Securities and Exchange Commission ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. In the interest of ensuring adequate diversification, the funds monitor industry concentration using a more restrictive list of industry groups than that recommended by the SEC. The funds believe that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these more restrictive industry classifications may, however, cause the funds to forego investment possibilities which may otherwise be available to them under the Investment Company Act.

     Neither the SEC nor any other federal or state agency participates in or supervises the funds' management or their investment practices or policies.

FORWARD CURRENCY EXCHANGE CONTRACTS

     Each fund conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency exchange contracts to purchase or sell foreign currencies.

     Each fund expects to use forward contracts under two circumstances:

(1) When the manager wishes to "lock in" the U.S. dollar price of a security when a fund is purchasing or selling a security denominated in a foreign currency, the fund would be able to enter into a forward contract to do so; or

(2) When the manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, such foreign currency.

     As to the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

     Under the second circumstance, when the manager believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a forward contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The fund will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract entered into under the second circumstance. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the fund's commitments with respect to such contracts.

     The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The manager does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the manager believes that it is important to have flexibility to enter into such forward contracts when it determines that a fund's best interests may be served.

Statement of Additional Information                                            3


     Generally, a fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

FUTURES CONTRACTS

     As described in the Prospectus, each fund may enter into futures contracts. Unlike when a fund purchases securities, no purchase price for the underlying securities is paid by the fund at the time it purchases a futures contract. When a futures contract is entered into, both the buyer and seller of the contract are required to deposit with a futures commission merchant ("FCM") cash or high-grade debt securities in an amount equal to a percentage of the contract's value, as set by the exchange on which the contract is traded. This amount is known as "initial margin" and is held by the fund's custodian for the benefit of the FCM in the event of any default by the fund in the payment of any future obligations.

     The value of a futures contract is adjusted daily to reflect the fluctuation of the value of the underlying securities. This is a process known as marking the contract to market. If the value of a party's position declines, that party is required to make additional "variation margin" payments to the FCM to settle the change in value. The party that has a gain is generally entitled to receive all or a portion of this amount.

     The funds maintain from time to time a percentage of their assets in cash or high-grade liquid securities to provide for redemptions or to hold for future investment in securities consistent with the funds' investment objectives. The funds may enter into index futures contracts as an efficient means to expose the funds' cash position to the domestic equity market. The manager believes that the purchase of futures contracts is an efficient means to effectively be fully invested in equity securities.

     The funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. To do so, the aggregate initial margin required to establish such positions may not exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

     The principal risks generally associated with the use of futures include:

o the possible absence of a liquid secondary market for any particular instrument may make it difficult or impossible to close out a position when desired (liquidity risk);

o the risk that the counter party to the contract may fail to perform its obligations or the risk of bankruptcy of the FCM holding margin deposits (counter-party risk);

o the risk that the securities to which the futures contract relates may go down in value (market risk); and

o adverse price movements in the underlying securities can result in losses substantially greater than the value of a fund's investment in that instrument because only a fraction of a contract's value is required to be deposited as initial margin (leverage risk); provided, however, that the funds may not purchase leveraged futures, so there is no leverage risk involved in the funds' use of futures.

     A liquid secondary market is necessary to close out a contract. The funds may seek to manage liquidity risk by investing in exchange-traded futures. Exchange-traded futures pose less risk that there will not be a liquid secondary market than privately negotiated instruments. Through their clearing corporations, the futures exchanges guarantee the performance of the contracts.

4                                                   American Century Investments


     Futures contracts are generally settled within a day from the date they are closed out, as compared to three days for most types of equity securities. As a result, futures contracts can provide more liquidity than an investment in the actual underlying securities. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Liquidity may also be influenced by an exchange-imposed daily price fluctuation limit, which halts trading if a contract's price moves up or down more than the established limit on any given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until liquidity in the market is re-established. As a result, such fund's access to other assets held to cover its futures positions also could be impaired until liquidity in the market is re-established.

     The funds manage counter-party risk by investing in exchange-traded index futures. In the event of the bankruptcy of the FCM that holds margin on behalf of a fund, that fund may be entitled to the return of margin owed to such fund only in proportion to the amount received by the FCM's other customers. The manager will attempt to minimize the risk by monitoring the creditworthiness of the FCMs with which the funds do business.

AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS

     As described in the Prospectus, the funds may invest in fixed income securities. The fixed income securities that comprise part of a fund's bond portfolio will primarily be limited to investment grade obligations, provided, that Strategic Allocation: Moderate may invest up to 5% of its assets, and Strategic Allocation: Aggressive may invest up to 10% of its assets, in high yield securities. In addition, each fund may invest a portion of its equity portfolio in convertible securities, which may be rated below investment grade (but not below B- by S&P or B3 by Moody's).

     Fixed income securities ratings provide the manager with current assessment of the credit rating of an issuer with respect to a specific fixed income security. The following is a description of the rating categories utilized by the rating services referenced in the Prospectus disclosure:

     The following summarizes the ratings used by Standard & Poor's Corporation for bonds:

     AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA--Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only to a small degree.

     A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC--Debt rated CCC has a currently identifiable vulnerability to default and is dependent

Statement of Additional Information                                            5


     upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C--The rating C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI--The rating CI is reserved for income bonds on which no interest is being paid.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

     The following summarizes the ratings used by Moody's Investors Service, Inc. for bonds:

     Aaa--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

     A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

     Baa--Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Ba--Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded, during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds that are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa through B. The modifier 1 indicates that the bond being rated ranks

6                                                   American Century Investments


in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     In the event any of a fund's fixed income securities are downgraded from one category to another by a securities ratings agency, the manager intends to evaluate the reasons for such downgrade and other available information regarding the issuer and will take action it deems appropriate regarding whether or not to continue holding such securities.

INVESTING IN EMERGING MARKETS

     Strategic Allocation: Moderate and Strategic Allocation: Aggressive may invest a portion of their international holdings in securities of issuers in emerging market countries. Investing in securities of issuers in emerging market countries involves exposure to significantly higher risk than investing in countries with developed markets. Emerging market countries may have economic structures that are generally less diverse and mature, and political systems that can be expected to be less stable than those of developed countries.

     Securities prices in emerging market countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, emerging market countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation confiscatory taxation or in certain instances, reversion to closed-market, centrally planned economics. Such countries may also have less protection of property rights than developed countries.

     The economies of emerging market countries may be predominantly based on only a few industries or may be dependent on revenues from particular commodities or on international aid of developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in emerging market countries typically offer less regulatory protection for investors.

SHORT SALES

     A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the collateral account will be maintained by the fund's custodian. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

     A fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, all or some part of any future losses in the fund's long position in substantially identical securities may not become deductible for tax purposes until all or some part of the short position has been closed.

PORTFOLIO TURNOVER

     With respect to each series of shares, the manager will purchase and sell securities without regard to the length of time the security has been held. Accordingly, the rate of portfolio turnover may be greater than other investment companies with similar investment objectives.

     The funds intend to purchase a given security whenever the manager believes it will contribute to the stated objective of a fund, even if the same

Statement of Additional Information                                            7


security has only recently been sold. In selling a given security, the manager keeps in mind that (1) profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Internal Revenue Code, and (2) profits from sales of securities are taxed to shareholders. Subject to those considerations, a fund will sell a given security, no matter for how long or how short a period it has been held in the portfolio and no matter whether the sale is at a gain or at a loss, if the manager believes that the security is not fulfilling its purpose, either because, among other things, it did not live up to the manager's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

     When a general decline in securities prices is anticipated for a particular asset category, a fund may decrease its position in such category and increase its position in one or both of the other asset categories, and when a rise in price levels is anticipated, a fund may increase its position in such category and decrease its position in the other categories. However, the funds will, under most circumstances, be essentially fully invested within the operating ranges set forth in the Prospectus.

     Since investment decisions are based on the anticipated contribution of the security in question to a fund's objectives, the manager believes that the rate of portfolio turnover is irrelevant when it believes a change is in order to achieve those objectives.

OFFICERS AND DIRECTORS

     The principal officers and directors of the corporation, their principal business experience during the past five years, and their affiliations with the funds' investment manager, American Century Investment Management, Inc. and its transfer agent, American Century Services Corporation, are listed below. Unless otherwise noted, the business address of each director and officer is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. All persons named as officers of the Corporation also serve in similar capacities for other funds advised by the manager. Those directors that are "interested persons" as defined in the Investment Company Act of 1940 are indicated by an asterisk(*).

     JAMES E. STOWERS JR.,* Chairman of the Board and Director; Chairman of the Board, Director and controlling shareholder of American Century Companies, Inc., parent corporation of American Century Investment Management, Inc. and American Century Services Corporation; Chairman of the Board and Director of
American Century Investment Management, Inc. and American Century Services Corporation; father of James E. Stowers III.

     JAMES E. STOWERS III,* President, Chief Executive Officer and Director; President, Chief Executive Officer and Director, American Century Companies, Inc., American Century Investment Management, Inc. and American Century Services Corporation.

     THOMAS A. BROWN, Director; 2029 Wyandotte, Kansas City, Missouri; Chief Executive Officer, Associated Bearing Company, a corporation engaged in the sale of bearings and power transmission products.

     ROBERT W. DOERING, M.D., Director; 6420 Prospect, Kansas City, Missouri; general surgeon.

     D.  D.  (DEL)  HOCK,  Director;   1225  Seventeenth  Street  #900,  Denver,
Colorado; Chairman, President and Chief Executive Officer, Public Service Company of Colorado.

     LINSLEY L. LUNDGAARD, Vice Chairman of the Board and Director; 18648 White Wing Drive, Rio Verde, Arizona; retired; formerly Vice President and National Sales Manager, Flour Milling Division, Cargill, Inc.

     DONALD H. PRATT, Director; P.O. Box 419917, Kansas City, Missouri; President, Butler Manufacturing Company.

     LLOYD T. SILVER JR., Director; 2300 West 70th Terrace, Mission Hills, Kansas; President, LSC, Inc., manufacturer's representative.

     M. JEANNINE STRANDJORD, Director; 908 West 121st Street, Kansas City, Missouri; Senior Vice President and Treasurer, Sprint Corporation.

     WILLIAM M. LYONS, Executive Vice President, Chief Operating Officer, Secretary and General Counsel; Executive Vice President, Chief Operating Officer and General Counsel, American Century Companies, Inc., American Century Investment Management, Inc. and American Century Services Corporation.

8                                                   American Century Investments


     ROBERT T. JACKSON, Executive Vice President and Principal Financial Officer; Executive Vice President and Treasurer, American Century Companies, Inc., American Century Investment Management, Inc. and American Century Services Corporation; formerly Executive Vice President, Kemper Corporation.

     MARYANNE ROEPKE, CPA, Vice President, Treasurer and Principal Accounting Officer; Vice President, American Century Services Corporation.

     PATRICK  A.  LOOBY,  Vice  President;  Vice  President,   American  Century
Services Corporation.

     MERELE A. MAY, Controller.

     The Board of Directors has established four standing committees: the Executive Committee, the Audit Committee, the Compliance Committee and the Nominating Committee.

     Messrs. Stowers Jr., Stowers III and Lundgaard constitute the Executive Committee of the Board of Directors. The committee performs the functions of the Board of Directors between meetings of the Board, subject to the limitations on its power set out in the Maryland General Corporation Law and except for matters required by the Investment Company Act to be acted upon by the whole Board.

     Messrs. Lundgaard (chairman), Doering and Hock and Ms. Strandjord constitute the Audit Committee. The functions of the Audit Committee include recommending the engagement of the corporation's independent auditors, reviewing the arrangements for and scope of the annual audit, reviewing comments made by the independent auditors with respect to internal controls and the considerations given or the corrective action taken by management and reviewing nonaudit services provided by the independent auditors.

     Messrs. Brown (chairman), Pratt and Silver constitute the Compliance Committee. The functions of the Compliance Committee include reviewing the results of the funds' compliance testing program, reviewing quarterly reports from the manager to the Board regarding various compliance matters and monitoring the implementation of the funds' Code of Ethics, including any violations thereof.

     The Nominating Committee has, as its principal role, the consideration and recommendation of individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management and shareholders. This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The members of the nominating committee are Messrs. Pratt (chairman), Lundgaard and Stowers III.

     The Directors of the corporation also serve as Directors for other funds advised by the manager. Each Director who is not an "interested person" as defined in the Investment Company Act receives for service as a member of the Board of all six of such companies an annual director's fee of $44,000, a fee of $1,000 per regular Board meeting attended and $500 per special Board meeting and committee meeting attended. In addition, those directors who are not "interested persons" who serve as chairman of a committee of the Board of Directors receive an additional $2,000 for such services. These fees and expenses are divided among the six investment companies based upon their relative net assets. Under the terms of the management agreement with the manager, the funds are responsible for paying such fees and expenses. Set forth below is the aggregate compensation paid for the periods indicated by the funds and by the American Century family of funds as a whole to each director of the corporation who is not an "interested person" as defined in the Investment Company Act.

                               Aggregate          Total Compensation from
                              Compensation          the American Century
Director                 from the corporation 1       Family of Funds 2
-----------------------------------------------------------------------------
Thomas A. Brown                  $15.58                    $44,000
Robert W. Doering, M.D.           14.85                     44,000
Linsley L. Lundgaard              15.58                     46,000
Donald H. Pratt                   14.85                     28,000
Lloyd T. Silver, Jr.              14.85                     44,000
M. Jeannine Strandjord            14.85                     44,000
John M. Urie                      15.58                     46,000
-----------------------------------------------------------------------------

1 Includes compensation actually paid by the corporation from February 15, 1996 through May 31, 1996.

2 Includes compensation paid by the fifteen investment company members of the American Century family of funds for the calendar year ended December 31, 1995.

Statement of Additional Information                                            9


     Those Directors who are "interested persons," as defined in the Investment Company Act, receive no fee as such for serving as a Director. The salaries of such individuals, who also are officers of the funds, are paid by the manager.

MANAGEMENT

     A description of the responsibilities and method of compensation of the funds' investment manager, American Century Investment Management, Inc., appears in the Prospectus under the caption "Management."

     The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (i) the funds' Board of Directors or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (ii) by the vote of a majority of the Directors of the funds who are not parties to the agreement or interested persons of the manager, cast in person at a meeting called for the purpose of voting on such approval.

     The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Directors, or by a vote of a majority of the funds' shareholders, on 60 days' written notice to the manager and that it shall be automatically terminated if it is assigned.

     The management agreement provides that the manager shall not be liable to the funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The management agreement also provides that the manager and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

     Certain investments may be appropriate for the funds and also for other clients advised by the manager. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. In addition, purchases or sales of the same security may be made for two or more clients on the same date. Such transactions will be allocated among clients in a manner believed by the manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

     The manager may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the manager believes that such aggregation provides the best execution for the funds. The funds' Board of Directors has approved the policy of the manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The manager will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The manager receives no additional compensation or remuneration as a result of such aggregation.

     In addition to managing the funds, on February 1, 1996, the manager was also acting as an investment adviser to 13 institutional accounts and to five other registered investment companies: American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Premium Reserves, Inc., TCI Portfolios, Inc. and American Century Capital Portfolios, Inc.

     American Century Services Corporation provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the funds and of the manager. The manager pays American Century Services Corporation for such services.

     As stated in the Prospectus, all of the stock of American Century Services Corporation and American Century Investment Management, Inc. is owned by American Century Companies, Inc.

10                                                  American Century Investments


CUSTODIANS

     The Chase Manhattan Bank, N.A., 770 Broadway, New York, New York 10003, Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, United Missouri Bank of Kansas City, N.A., 10th and Grand, Kansas City, Missouri 64105, each serves as custodian of assets of the funds. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

INDEPENDENT AUDITORS

     Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors, providing services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed for each fund by American Century.

CAPITAL STOCK

     The funds' capital stock is described in the Prospectus under the caption "Further Information About American Century."

     The corporation currently has three series of shares outstanding. Each series of shares is further divided into three classes. The funds may in the future issue one or more additional series or class of shares without a vote of the shareholders. The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profits (or losses) of investment and other assets held for that series or class. Your rights as a shareholder are the same for all series or classes of securities unless otherwise stated. Within their respective series or class, all shares will have equal redemption rights. Each share, when issued, is fully paid and non-assessable. Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value represented by such share on all questions.

     In the event of complete liquidation or dissolution of American Century, shareholders of each series or class of shares will be entitled to receive, pro rata, all of the assets less the liabilities of that series or class.

     Prior to February 15, 1996, no shares of the funds had been offered to the public. As a result, there were no 5% shareholders and no shares were owned by officers or directors of the corporation.

MULTIPLE CLASS STRUCTURE

     The funds' Board of Directors has adopted a multiple class plan (the "Multiclass Plan") pursuant to Rule 18f-3 adopted by the Securities and Exchange Commission ("SEC"). Pursuant to such plan, the funds may issue up to three classes of shares: an Investor Class, a Service Class and an Advisor Class.

     The  Investor  Class  is  made  available  to  investors  directly  by  the investment manager through its affiliated broker dealer, American Century Investment Services, Inc., for a single unified management fee, without any load or commission. The Service and Advisor Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the manager as Investor Class shareholders. As a result, the manager is able to charge these classes a lower management fee. In addition to the management fee, however, Service Class shares are subject to a Shareholder Services Plan (described below), and the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (also described below). Both plans have been adopted by the funds' Board of Directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

RULE 12B-1

     Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the funds' Service Class and Advisor Class have approved and entered into a Shareholder Services Plan, with respect to the Service Class, and a Master Distribution and Shareholder Services Plan, with respect to the Advisor Class (collectively, the "Plans"). Both Plans are described beginning on this page.

Statement of Additional Information                                           11


     In adopting the Plans, the Board of Directors (including a majority of directors who are not "interested persons" of the funds (as defined in the Investment Company Act), hereafter referred to as the "independent directors") determined that there was a reasonable likelihood that the Plans would benefit the funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plans is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plans. Continuance of the Plans must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plans may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

     All fees paid under the plans will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers.

SHAREHOLDER SERVICES PLAN

     As described in the Prospectus, the funds' Service Class of shares are made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. In such circumstances, certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary. To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Service Class shares and the funds' Board of Directors has adopted a Shareholder Services Plan. Pursuant to the Shareholder Services Plan, the Service Class shares pay a shareholder services fee of 0.25% annually of the aggregate average daily net assets of the funds' Service Class shares.

     American Century Investment Services, Inc. (the "Distributor") enters into contracts with each financial intermediary for the provision of certain shareholder services and utilizes the shareholder services fees under the Shareholder Services Plan to pay for such services. Payments may be made for a variety of shareholder services, including, but are not limited to, (1) receiving, aggregating and processing purchase, exchange and redemption request from beneficial owners (including contract owners of insurance products that utilize the funds as underlying investment medium) of shares and placing purchase, exchange and redemption orders with the Distributor; (2) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses; (4) providing and maintaining elective services such as check writing and wire transfer services;
(5) acting as shareholder of record and nominee for beneficial owners; (6) maintaining account records for shareholders and/or other beneficial owners; (7) issuing confirmations of transactions; (8) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary for such subaccounting; (9) preparing and forwarding shareholder communications from the funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners;
(10) providing other similar administrative and sub-transfer agency services; and (11) paying "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD (collectively referred to as "Shareholder Services"). Shareholder Services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

     As described in the Prospectus, the funds' Advisor Class of shares are also made available to participants

12                                                  American Century Investments


in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The Distributor enters into contracts with various banks, broker dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

     As with the Service Class, certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.

     To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' investment manager has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the funds' Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the "Distribution Plan"). Pursuant to such Plan, the Advisor Class shares pay a fee of 0.50% annually of the aggregate average daily net assets of the funds' Advisor Class shares, 0.25% of which is paid for Shareholder Services (as described above) and 0.25% of which is paid for distribution services.

     Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to, (1) the payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements; (2) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the funds' Advisor Class shares; (3) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (4) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (5) the preparation, printing and distribution of sales literature and advertising materials provided to the funds' shareholders and prospective shareholders; (6) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (7) the providing of facilities to answer questions from prospective investors about fund shares; (8) complying with federal and state securities laws pertaining to the sale of fund shares; (9) assisting investors in completing application forms and selecting dividend and other account options; (10) the providing of other reasonable assistance in connection with the distribution of fund shares; (11) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (12) profit on the foregoing; (13) the payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD and (14) such other distribution and services activities as the manager determines may be paid for by the funds pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the Investment Company Act.

TAXES

     Each fund intends to qualify under the Internal Revenue Code as a regulated investment company. If they qualify, they will not be subject to U.S. federal income tax on net investment income and net capital gains, which are distributed to its shareholders within certain time periods specified in the Code. Amounts not distributed on a timely basis would be subject to federal and state corporate income tax and to a nondeductible 4% excise tax.

     Each fund intends to distribute annually all of its net ordinary income and net capital gains.

     Distributions from net investment income and net short-term capital gains are taxable to shareholders as ordinary income. The dividends received deduction available to corporate shareholders for dividends received from a fund will apply to ordinary income distributions only to the extent that they are attributable to the fund's dividend income from U.S. corporations. In addition, the dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days by a fund.

Statement of Additional Information                                           13


     Distributions from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares on which such distributions are paid have been held by the shareholder. However, shareholders should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares.

     Redemption of shares of a fund will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

     In addition to the federal income tax consequences described above relating to an investment in shares of the funds, there may be other federal, state or local tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effect of this investment on their own situations.

BROKERAGE

     Under the terms of the management agreement between the funds and the manager, the manager has the responsibility of selecting brokers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the manager may take into consideration the factors discussed below when selecting brokers.

     The manager receives statistical and other information and services without cost from brokers and dealers. The manager evaluates such information and services, together with all other information that it may have, in supervising and managing the investments of the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The manager proposes to continue to place some of the funds' brokerage business with one or more brokers who provide information and services. Such information and services will be in addition to and not in lieu of the services required to be performed by the manager. The manager does not utilize brokers who provide such information and services for the purpose of reducing the expense of providing required services to the funds.

     The brokerage commissions paid by the funds may exceed those that another broker might have charged for effecting the same transactions because of the value of the brokerage and/or research services provided by the broker. Research services furnished by brokers through whom the funds effect securities transactions may be used by the manager in servicing all of its accounts, and not all such services may be used by the manager in managing the portfolios of the funds.

     The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the manager believe that the facilities, expert personnel and technological systems of a broker enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The funds normally place their over-the-counter transactions with principal market makers but also may deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

PERFORMANCE ADVERTISING

     Average annual total return is calculated by determining each fund's cumulative total return for the stated period and then computing the annual compound return that would produce the cumulative total return if the fund's performance had been constant over that period. The following table sets forth the cumulative total return since inception for the funds for the period from February 15, 1996 through

14                                                  American Century Investments


May 31, 1996. Cumulative total return includes all elements of return, including reinvestment of dividends and capital gains distribution. Annualization of a fund's return assumes that the partial year performance will be constant throughout the period. Actual return through the period may be greater or less than the annualized data.

Fund                                       Cumulative Total Return (1)
-----------------------------------------------------------------------------
Strategic Allocation: Conservative                       .64%
Strategic Allocation: Moderate                          3.11%
Strategic Allocation: Aggressive                        4.60%
-----------------------------------------------------------------------------

(1)  For the period February 15, 1996 (inception) through May 31, 1996.

     The funds also may elect to advertise cumulative total return and average annual total return, computed as described above, over periods of time other than one, five and 10 years and cumulative total return over various time periods.

ADDITIONAL PERFORMANCE COMPARISONS

     Investors may judge the performance of the funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. Standard & Poor's Corporation, Shearson Lehman Brothers, Inc., J. P. Morgan & Company, Salomon Brothers, Inc., the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index, Donoghue's Money Fund Average, the Bank Rate Monitor National Index of 21/2-year CD rates, IFC Global Composite Index, and to composite indices consisting of two or more of the above to more accurately reflect fund holdings, and to data prepared by Lipper Analytical Services, Inc. or Morningstar, Inc., and to the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions and Investments, U.S.A. Today, and other similar publications or services. In addition to performance information, general information about the funds that appears in a publication such as those mentioned above or in the Prospectus under the heading "Performance Advertising" may be included in advertisements and in reports to shareholders.

PERMISSIBLE ADVERTISING INFORMATION

     From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders:

(1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging);

(2)  discussions of general economic trends;

(3)  presentations of statistical data to supplement such discussions;

(4) descriptions of past or anticipated portfolio holdings for one or more of the funds;

(5)  descriptions of investment strategies for one or more of the funds;

(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds). which may or may not include the funds;

(7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks;

(8)  discussions   of  fund   rankings   or   ratings  by   recognized   ratings
     organizations; and

(9) testimonials describing the experience of persons that have invested in one or more of the funds.

     The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

REDEMPTIONS IN KIND

     The funds' policy with regard to large  redemptions  is described in detail
in  the  Prospectus   under  the  heading   "Special   Requirements   for  Large
Redemptions."

     The funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might

Statement of Additional Information                                           15


incur brokerage costs in converting the assets to cash. The securities delivered will be selected at the sole discretion of the manager and will not necessarily be representative of the entire portfolio and will be securities that the manager regards as least desirable. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in the Prospectus under the heading "How Share Price is Determined," and such valuation will be made as of the same time the redemption price is determined.

HOLIDAYS

     The funds do not determine the net asset value of its shares on days when the New York Stock Exchange is closed. Currently, the Exchange is closed on Saturdays and Sundays and on holidays, namely New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

FINANCIAL STATEMENTS

     The unaudited financial statements of the funds for the period from February 15, 1996 (inception) to May 31, 1996 are included in this statement of additional information. While the financial statements respecting such fund contained herein are unaudited, in the opinion of management, all adjustments necessary for a fair presentation of the financial position and results of operations for the period from February 15, 1996 (inception) to May 31, 1996, have been made. The results of operations for the period indicated are not necessarily indicative of the results for an entire year.

16                                                  American Century Investments


STATEMENTS OF ASSETS AND LIABILITIES

                                                      STRATEGIC        STRATEGIC         STRATEGIC
                                                     ALLOCATION:      ALLOCATION:       ALLOCATION:
                                                    CONSERVATIVE       MODERATE         AGGRESSIVE

May 31, 1996 (Unaudited)

ASSETS
Investment securities, at value (identified
   cost of $8,076,468, $14,622,761 and
   $15,666,174, respectively) (Note 3) ...........  $8,075,074       $14,980,472      $16,247,257

Cash .............................................      46,417           100,162          154,851

Receivable for investments sold ..................      27,451            63,065          119,375

Dividends and interest receivable ................      39,758            76,218           73,787
                                                   -----------       -----------      -----------
                                                     8,188,700        15,219,917       16,595,270
                                                   -----------       -----------      -----------
LIABILITIES

Disbursements in excess of demand deposit cash ...          --                27              816

Payable for investments purchased ................     114,030           244,770          202,643

Payable for capital shares redeemed ..............       7,632             9,667            6,794

Accrued management fees (Note 2) .................       6,333            12,804           15,241

Other liabilities ................................           4                25               49
                                                   -----------       -----------      -----------
                                                       127,999           267,293          225,543
                                                   -----------       -----------      -----------
NET ASSETS APPLICABLE
TO OUTSTANDING SHARES ............................  $8,060,701       $14,952,624      $16,369,727
                                                   ===========       ===========      ===========
CAPITAL SHARES, $.01 PAR VALUE

Authorized ....................................... 100,000,000       100,000,000      100,000,000
                                                   ===========       ===========      ===========
Outstanding ......................................   1,607,830         2,906,975        3,127,215
                                                   ===========       ===========      ===========

NET ASSET VALUE PER SHARE ........................      $ 5.01            $ 5.14           $ 5.23
                                                   ===========       ===========      ===========
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ..........  $8,020,386       $14,574,621      $15,842,319

Undistributed net investment income ..............      41,346            57,291           52,851

Accumulated undistributed net realized
   gain (loss) from investment and foreign
   currency transactions .........................         370          (36,976)        (106,534)

Net unrealized appreciation (depreciation)
   on investments and translation of assets
   and liabilities in foreign currencies (Note 3)      (1,401)           357,688          581,091
                                                   -----------       -----------      -----------
                                                    $8,060,701       $14,952,624      $16,369,727
                                                   ===========       ===========      ===========

See Notes to Financial Statements

Statement of Additional Information                                           17

STATEMENTS OF OPERATIONS

                                                      STRATEGIC        STRATEGIC         STRATEGIC
February 15, 1996 (Inception) through                ALLOCATION:      ALLOCATION:       ALLOCATION:
May 31, 1996 (Unaudited)                            CONSERVATIVE       MODERATE         AGGRESSIVE
INVESTMENT INCOME

Income:

   Dividends (net of foreign taxes withheld
     of $234, $1,429 and $1,654, respectively) ...     $12,670          $ 31,141         $ 32,559

   Interest ......................................      71,360            75,540           54,663
                                                   -----------       -----------      -----------
                                                        84,030           106,681           87,222
                                                   -----------       -----------      -----------
Expenses:

   Management fees (Note 2) ......................      17,689            29,853           33,108

   Directors' fees and expenses ..................       1,155             1,156            1,263
                                                   -----------       -----------      -----------
                                                        18,844            31,009           34,371
                                                   -----------       -----------      -----------
NET INVESTMENT INCOME ............................      65,186            75,672           52,851
                                                   -----------       -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) (Note 3)

Net realized gain (loss) during the period on:

   Investments ...................................       1,824          (35,052)        (104,324)

   Foreign currency transactions .................     (1,454)           (1,924)          (2,210)
                                                   -----------       -----------      -----------
                                                           370          (36,976)        (106,534)
                                                   -----------       -----------      -----------
Change in net unrealized appreciation
(depreciation) during the period on:

   Investments ...................................     (1,394)           357,711          581,083

   Translation of assets and liabilities in
     foreign currencies ..........................         (7)              (23)                8
                                                   -----------       -----------      -----------
                                                       (1,401)           357,688          581,091
                                                   -----------       -----------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY .................     (1,031)           320,712          474,557
                                                   -----------       -----------      -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ........................     $64,155          $396,384         $527,408
                                                   ===========       ===========      ===========

See Notes to Financial Statements

18                                                  American Century Investments

STATEMENTS OF CHANGES IN NET ASSETS

                                                       STRATEGIC       STRATEGIC         STRATEGIC
February 15, 1996 (Inception) through                 ALLOCATION:     ALLOCATION:       ALLOCATION:
May 31, 1996 (Unaudited)                             CONSERVATIVE      MODERATE         AGGRESSIVE

INCREASE IN NET ASSETS

OPERATIONS
Net investment income ............................ $     65,186   $       75,672   $        52,851

Net realized gain (loss) on investments
   and foreign currency transactions .............          370          (36,976)         (106,534)

Change in net unrealized appreciation
   (depreciation) on investments and
   translation of assets and liabilities
   in foreign currencies .........................       (1,401)          357,688          581,091
                                                    -----------       -----------      -----------
Net increase in net assets resulting
   from operations ...............................       64,155           396,384          527,408
                                                    -----------       -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income .......................      (23,840)          (18,381)              --
                                                    -----------       -----------      -----------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ........................    9,121,198        19,244,744       19,648,392

Proceeds from reinvestment of distributions ......       23,840            18,381               --

Payments for shares redeemed .....................   (1,124,652)       (4,688,504)      (3,806,073)
                                                    -----------       -----------      -----------
Net increase in net assets from capital
   share transactions ............................    8,020,386        14,574,621       15,842,319
                                                    -----------       -----------      -----------
NET INCREASE IN NET ASSETS .......................    8,060,701        14,952,624       16,369,727

NET ASSETS

Beginning of period ..............................          --                 --               --
                                                    -----------       -----------      -----------
End of period .................................... $  8,060,701       $14,952,624      $16,369,727
                                                    ===========       ===========      ===========
Undistributed net investment
    income ....................................... $     41,346     $      57,291    $      52,851
                                                    ===========       ===========      ===========
TRANSACTIONS IN SHARES OF THE FUNDS:

Sold .............................................    1,829,412         3,833,979        3,865,343

Issued in reinvestment of distributions ..........        4,826             3,684               --

Redeemed .........................................     (226,408)         (930,688)        (738,128)
                                                    -----------       -----------      -----------
Net increase .....................................    1,607,830         2,906,975        3,127,215
                                                    ===========       ===========      ===========

See Notes to Financial Statements

Statement of Additional Information                                           19


NOTES TO FINANCIAL STATEMENTS

May 31, 1996 (Unaudited)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization--

     American Century Strategic Asset Allocations, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Three series of shares are currently issued as Strategic Allocation: Conservative, Strategic Allocation: Moderate and Strategic Allocation: Aggressive (the Funds). The following significant accounting policies related to the Funds are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--

     Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. Short-term securities are valued at amortized cost, which approximates value. When valuations are not readily available, securities are valued at fair value as determined in good faith by the board of directors.

Security Transactions--

     Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--

     Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recognized on the accrual basis and includes amortization of discounts and premiums.

Foreign Currency Transactions--

     The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign currency exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities other than portfolio securities at the end of the reporting period, resulting from changes in the exchange rates.

20                                                  American Century Investments


Forward Foreign Currency Exchange Contracts--

     The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

Repurchase Agreements--

     Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on the Fund's behalf by its custodian under a book-entry system. The Funds monitor the adequacy of the collateral daily and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

Income Tax Status--

     It is the  policy  of the  Funds  to  distribute  all  taxable  income  and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders--

     Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with respect to Strategic Allocation: Conservative, and annually with respect to Strategic Allocation: Moderate and Strategic Allocation: Aggressive. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differences in the recognition of income and expense items for financial statement and tax purposes.

Supplementary Information--

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, American Century Investment Management, Inc.

2. MANAGEMENT AGREEMENT

     The Management Agreement with the manager provides for a monthly management fee computed by multiplying the applicable fee for each Fund by the average daily closing value of such Fund's net assets during the previous month. The Agreement further provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by the manager. The agreement may be terminated by either party upon 60 days' written notice.

     The current annual management fee for Strategic Allocation: Conservative is 1.00% of average net assets up to $1 billion and .90% of average net assets in excess of $1 billion. The current annual management fee for Strategic
Allocation: Moderate is 1.10% of average net assets up to $1 billion and 1.00% of average net assets in excess of $1 billion. The current annual management fee for Strategic Allocation: Aggressive is 1.20% of average net assets up to $1 billion and 1.10% of average net assets in excess of $1 billion.

Statement of Additional Information                                           21


3. INVESTMENT TRANSACTIONS

     Investment transactions (excluding short-term investments) for the period ended May 31, 1996, were as follows:

                                                  Conservative        Moderate         Aggressive
                                            -------------------------------------------------------
PURCHASES
   Common Stocks                                    $3,757,575       $10,157,518      $13,801,005
   Preferred Stocks                                     35,999            87,387          197,492
   U.S. Treasury & Agency Obligations                2,691,460         2,674,058        1,557,684
   Other Debt Obligations                            1,173,832         1,617,129        1,611,280

PROCEEDS FROM SALES
   Common Stocks                                      $977,842        $1,953,567       $2,927,796
   Preferred Stocks                                         --            13,256           15,908
   U.S. Treasury & Agency Obligations                  109,719                --          100,063
   Other Debt Obligations                              214,994           107,497          100,243

     On  May  31,  1996,  the   composition  of  unrealized   appreciation   and
(depreciation)  of  investment   securities  based  on  the  aggregate  cost  of
investments for federal income tax purposes was as follows:

                          Appreciation    (Depreciation)          Net      Federal Tax Cost
                    -------------------------------------------------------------------------
Conservative                $172,401       $(178,347)          $ (5,946)     $ 8,081,020
Moderate                     574,366        (231,206)           343,160       14,637,312
Aggressive                   798,745        (247,118)           551,627       15,695,630

22                                                  American Century Investments


                                     NOTES

Statement of Additional Information                                           23


                                     NOTES

24                                                  American Century Investments


                                     NOTES

Statement of Additional Information                                           25


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com

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